Exhibit 99.2

Q4 and Full - Year 2025 Earnings Call Mar. 31, 2026 DAN BARCELO WITH DAVID OGLE, VP FACILITIES, AND WALLACI DOARTE, VP MANUFACTURING OPERATIONS AND GM OF G1_DALLAS. 1 1

Q4 and Full - Year 2025 Earnings Call 2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward - looking statements, including without limitation with respect to T1’s strategy of developing as an integrated U.S. solar and storage leader, power U.S. AI development and energy dominance and establishing a domestic solar supply chain (including its desired position as the first vertically integrated American silicon - based advanced solar company); T1’s ability to build commercial traction with U.S. customers; T1’s ability to generate meaningful long - term shareholder value; T1's project financing and development of G2_Austin and related timeline (including the timing for funding and completing G2_Austin); T1’s financial and operating performance and guidance (including 2026 operating and financial guidance) and any projected business outlook; the growth of U.S. electricity demand; T1’s commercial presence and ability to grow its U.S. customer base; T1’s ability to meet its production plan and pursue strategic partnerships; T1’s capital formation opportunities and the timing thereof; any cell procurement targets and indications of customer demand in 2026; T1’s ability to optimize its capital structure; the ramp up of production and revenues at G1_Dallas (including the timing for module production); discussions with utilities/developers to explore strategic partnerships; any commercial funnel of sales opportunities for 2026 and beyond (including customer pursuits, advanced opportunities and ongoing discussions with customers); and T1’s ability to meet its strategic priorities to fund and build T1’s integrated polysilicon solar supply chain and enhance its profitability and capital structure. These forward - looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from T1’s expectations and projections expressed or implied by the forward - looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in (i) T1's Annual Report on Form 10 - K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, and (ii) T1’s Quarterly Report on Form 10 - Q for the quarterly period ended September 30, 2025, filed with the SEC on November 14, 2025, including risks related to: (1) T1's ability to (i) construct and equip manufacturing facilities in a timely and cost - effective manner; (ii) target and retain customers and suppliers; (iii) attract and retain key employees and qualified personnel; (iv) protect its intellectual property; (v) comply with legal and environmental regulations; (vi) compete in international markets in light of export and import controls; (vii) incur substantially more debt; (viii) remediate the material weakness in T1's internal control over financial reporting that T1 have previously identified and a material weakness that T1 identified for the fiscal year ended December 31, 2025, or otherwise maintain effective internal control over financial reporting, (viii) qualify for the advanced manufacturing production credit under Section 45X of the of the Code and (ix) rely on third - party warranties; (2) the concentration of T1's operations in Texas and its dependence on a limited number of suppliers; (3) changes adversely affecting the flow of components and materials from international vendors, the costs of raw materials, components, equipment, and machinery; (4) general economic and geopolitical conditions, changes in applicable laws or regulations, including environmental, export control and tax laws and incentives and renewable energy targets, as well as international trade policies, including tariffs, on T1's products and competitive position; (5) the outcome of any legal proceedings relating to T1's products and services, including intellectual property or product liability claims, commercial or contractual disputes, warranty claims, and other proceedings; and (6) the capital - intensive nature of T1's business and its ability to raise additional capital on attractive terms or service its debt. All the above referenced filings are available on the SEC’s website at www.sec.gov. Forward - looking statements speak only as of the date of this presentation and are based on information available to T1 as of the date of this press release, and T1 assumes no obligation to update such forward - looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law. Use of Non - GAAP Financial Measures T1 reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). Adjusted EBITDA presented herein is a supplemental measure of T1’s performance that is not required by, or presented in accordance with, GAAP. The presentation of this non - GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. T1 defines Adjusted EBITDA as net income (loss) from continuing operations before interest expense, income tax expense (benefit), depreciation and amortization, and further adjusted to exclude certain items that management does not consider indicative of the Company’s core operating performance, including, but not limited to, non - cash charges, non - recurring items, and non - operating gains or losses. These adjustments include impairment charges, losses on debt extinguishment, losses on settlement of derivative liabilities, share - based compensation, fair value adjustments of warrant and derivative liabilities, and non - recurring transaction expenses. Our Adjusted EBITDA measure was re - defined in the fourth quarter of 2025 to also exclude certain non - recurring transaction expenses. The historical presentation of Adjusted EBITDA in this presentation has been recast to conform to the revised definition. T1 uses Adjusted EBITDA as a key measure in evaluating its financial and operating performance and in making strategic business decisions. T1 believes that Adjusted EBITDA, when considered together with the corresponding GAAP financial measures, provides meaningful supplemental information by excluding items that may not be representative of its core business, operating results, or future outlook. However, Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) from continuing operations or any other measure of performance or liquidity presented in accordance with GAAP. Adjusted EBITDA has been reconciled to the nearest GAAP measure for historical periods in the table entitled “Reconciliation of Non - GAAP Measures to Most Comparable Amounts” set forth on Annex A of in T1’s Q4 and Full - Year 2025 results press release published on March 31, 2026. However, T1 is unable to provide a reconciliation for the forward - looking Adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, T1’s management cannot estimate on a forward - looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Important Notices Forward Looking Statements

Q4 and Full - Year 2025 Earnings Call 3 Participants and Agenda Prepared Remarks DETAILS ITEM ▪ Key messages ▪ Business updates ▪ Concluding remarks Daniel Barcelo Chairman of the Board and Chief Executive Officer ▪ G2_Austin overview and update Otto Erster Bergesen SVP, Project Engineering ▪ Financial summary ▪ 2026 – 2027 outlook ▪ Capital formation update Evan Calio Chief Financial Officer • Q&A Jaime Gualy Chief Operating Officer Jeff Spittel EVP, Investor Relations and Corporate Development

Q4 and Full - Year 2025 Earnings Call T1’s Transformational Fourth Quarter T1 is building an integrated American polysilicon solar manufacturing supply chain T 1 executes successful registered direct common equity offering of $ 72 MM coupled with $ 50 MM convertible preferred investment from certain funds and accounts managed by Encompass Capital Advisors, LLC T1 starts construction on 2.1 GW Phase 1 of G2_Austin U.S. solar cell fab T1 announces strategic transactions with Trina Solar intended to allow T1 to remain eligible for Section 45X tax credits in 2026 and beyond Achieved record quarterly sales and production at G1_Dallas in Q4 2025 Nextpower and T 1 announce framework agreement for T 1 to procure steel panel frames made in the U . S . T1 Chairman and CEO Dan Barcelo meets with U.S. Vice President JD Vance to discuss U.S. energy T1 executes concurrent, oversubscribed public offerings of convertible senior notes due 2030 and common equity, generating gross proceeds of $322MM T1 and Treaty Oak execute strategic partnership and 900MW, three - year contract for T1 to supply Treaty Oak with G1 modules produced with G2 cells T1 executes first sale of Section 45X tax credits of $160MM accrued and verified by a third party for $0.91 per dollar Oct. 2025 Nov. 2025 Dec. 2025 4

Q4 and Full - Year 2025 Earnings Call State of the Business G2_AUSTIN CONSTRUCTION IN JAN. 2026 5 ▪ G2_Austin construction proceeding on schedule with production line equipment ordered and first steel expected to be erected on site in April 2026 ▪ With recent Treaty Oak offtake contract and another expected to be signed in Q2, T1 is targeting close of funding for G2_Austin Ph. 1 capital spending in April 2026 ▪ Achieved record quarterly sales and production at fully - ramped G1_Dallas in Q4 2025 ▪ Business outlook for 2026 projected to improve based on indications of higher module pricing in merchant market and anticipated reduction in T1’s module production costs ▪ Maintaining 2026 production guidance of 3.1 – 4.2 GW with increasing confidence in higher end of the range ▪ Evaluating growing organic and inorganic opportunities across T1’s expanding partnership network ▪ Secured 50 MW grid allowance for Nordic data center asset; engaged Pareto Securities to maximize shareholder value of the Mo i Rana facility ▪ Engaging with government officials to highlight benefits of T1’s mission to build an integrated domestic polysilicon solar supply chain

Q4 and Full - Year 2025 Earnings Call G1_Dallas Operations Update Executing against 3GW of contracts in 2026 following record production and sales in Q4 2025 Production Status ▪ Produced 2.79 GW of solar modules in calendar 2025 ▪ Q4 2025 production of 1.13 GW was up 64% from Q3 2025 ▪ Record Q4 2025 quarterly module outbounds of 1.34 GW exceeded total of prior three quarters combined Sales Update ▪ T1 generated Q4 2025 total net sales of $358.6 million, nearing total net sales of first three quarters of 2025 combined 2026 Outlook ▪ Merchant module pricing expected to be higher than in Q4 2025 ▪ Indications of higher H2 2026 customer demand tied to surging AI infrastructure development ▪ T1 has 3 GW of G1 modules under contract for 2026 ▪ T1 is producing modules at G1 with cells sourced through international suppliers who have certified that they are non - FEOC ▪ Targeting 3.1 – 4.2 GW of cell procurement from global vendor network in 2026 G1_DALLAS 2025 PRODUCTION AND OUTBOUND ACTIVITY SUMMARY 6

Design Progress 7 ▪ Facility design 90% draft complete ▪ QA/QC process ongoing before final 90% package completion milestone April 7 ▪ PLE design locked, including utility matrix and layout Funding/Investment ▪ T1’s Board has authorized capital spending commitments of $120 MM for G2_Austin project execution ▪ Deploying cash from T1’s balance sheet has enabled continued progress against construction schedule, reduces quantum of funding required from next round of capital formation Scale & Capacity ▪ Progressing with two - phased >5GW development plan ▪ 2.1GW Phase 1, with site and utilities available for rapid expansion into Phase 2 Building and Infrastructure ▪ Mid - December: Construction began with Yates Construction as General Contractor ▪ November - March: Structural steel & other long - lead items ordered (e.g. Make - up Air Units, Chillers, Compressors, Dryers) ▪ March: Site leveled and building pad prepared, foundation work started ▪ April: Concrete works and steel erection expected to begin ▪ Comprehensive engagement of the contractor and vendor market for all packages in the procurement plan Production Line Equipment ▪ December: Contract signed with Laplace for turnkey delivery of Production Line Equipment ▪ March: Production Line Equipment (“PLE”) manufacturing started ▪ June - August: Equipment scheduled to arrive in U.S. ports Construction of T1’s flagship U.S. solar cell fab proceeding on schedule Q4 and Full - Year 2025 Earnings Call G2_Austin Update G2_AUSTIN

8 Q4 and Full - Year 2025 Earnings Call Commercial Update T1 is maturing its commercial presence and growing its U.S. customer base T1 established a strong foundation of utility - scale customers in 2025 ▪ T1 expanded its customer base, selling and delivering modules to some of the largest U.S. utilities and developers under merchant sales agreements in H2 2025 ▪ Customers are responding favorably to T1’s mission to build an integrated domestic polysilicon solar supply chain Growing commercial funnel of sales opportunities for 2026 and beyond. ▪ In discussions with potential customers for 12.8 GW of merchant sales opportunities ▪ G1/G2 offtake pipeline of 10 GW of advanced opportunities ▪ Advancing mid - stage pursuits of 18.2 GW for G1 and G1/G2 integrated volumes T1 COMMERCIAL PURSUIT FUNNEL FOR G1/G2 Opportunity set of 41.0 GW 10 10 G1/G2 Offtake Pipeline (GW) G1/G2 Mid - Stage Pursuits (GW) G1 Merchant Sales Discussions (GW) 18.2 12.8 10.0 10.0

9 T1’s liquidity and strategic flexibility enhanced by capital formation in Q4 2025 ▪ T1 raised more than $440MM of common equity and equity linked capital during Q4 ▪ T1 executed first sale of $160MM of Section 45X tax credits in December 2025 ▪ Year - end 2025 cash, equivalents and restricted cash of $270.8MM vs. $76.6MM at end of Q4 2024 Q4 and Full - Year 2025 Adjusted EBITDA reflects certain non - recurring and unexpected items ▪ Actual 2025 Adjusted EBITDA of ($65.0) MM reflects certain accounting treatment and non - recurring items: Q4 and Full - Year 2025 Earnings Call T1 Financial Summary T1 ended 2025 in strong financial condition T1 BALANCE SHEET SUMMARY 2.8GW 2025 Module Production (vs. T1’s guidance of 2.6 – 3.0 GW) 7% 2025 Gross Margin Margins constrained in 2025 by G1 ramp, merchant prices, and higher tariff - driven COGS $755MM 2025 Net Sales Record Q4 2025 net sales of $358.5MM driven by higher merchant volumes ▪ Accounting classification: $34.0 MM sales commission waiver - Under US GAAP, T1 cannot reverse the $34.0 MM of previously accrued and current fees through the P&L, as the waiver is tied to de - FEOC debt repayment considerations ▪ Non - recurring: $16.2 MM impact from year - end inventory sale at $0.03/watt lower sales price than forecast ▪ Lower sales: $22.7 MM year - end quarterly true up on customer offtake contract ▪ Higher costs: T1’s 2025 COGS were $15.0 MM higher than forecast due to higher tariffs on solar cell imports in Q4 2025 As of 31 - Dec - 24 As of 31 - Dec - 25 $ in millions $77 $271 Cash, cash equivalents, and restricted cash $495 $400 Other current assets $294 $302 Net, property, plant, & equipment $470 $399 Other assets $1,336 $1,372 Total assets $410 $463 Current liabilities $689 $587 Other liabilities $48 $72 Preferred stock $189 $250 Shareholders' equity $1,336 $1,372 Total liabilities & equity

Q4 and Full-Year 2025 Earnings Call

2026 – 2027 Outlook

T1 is well positioned to navigate bridge year to planned G2_Austin start of production and expected step change in earnings power in 2027

INTEGRATED G1/G2 OPERATING AND FINANCIAL GUIDANCE

OPERATING AND FINANCIAL GUIDANCE SUMMARY	2026E	G1_DALLAS (5GW) + G2_AUSTIN (2.1 GW PHASE 1) RUN RATE	INTEGRATED G1 (5GW) + G2 (5GW) RUN RATE
Annual Module Production (GW)	3.1–4.2	5.0	5.0
Annual G2_Austin Cell Production (GW)	--	2.1	5.0
Estimated Adj. EBITDA ($MM)	TBA	$375–$450	$650–$700

Maintaining 2026 production guidance of 3.1 - 4.2 GW

- Growing confidence in ability to achieve high-end of range based on procurement outlook for international cells from suppliers who have certified as non-FEOC

2026: waiting on Section 232 outcome and customer safe-harboring

- Potential ruling in Section 232 case, third party cell availability above 4.2 GW, customer demand for merchant volumes post July safe-harboring milestone are still unknown swing factors for 2026
- T1 deferring some Q1 deliveries and expects a significant shift of sales volumes from Q1 to Q2 2026 due to customer requests and timelines – no changes to expected 2026 revenue or Adjusted EBITDA contributions

Changes for T1's Business in 2026 vs. 2025

- Costs: Trina services fees are expected to decline year-over-year
- Improved top line and margin visibility: T1 has 3 GW of G1 volumes committed to either cost plus or fixed margin offtake contracts vs. 1.5 GW in 2025
- Improving merchant outlook for H2 2026: Significant customer interest in merchant sales agreements expected for H2 2026
- G1_Dallas is fully operational: Installation and commissioning work at G1 was ongoing through April 2025, limiting available production and sales volumes

No changes to integrated G1/G2 annual Adjusted EBITDA run rate guidance

- T1 is on track to achieve G1_Dallas/G2_Austin Ph. 1: $375 - $450 million in 2027 based on:
  - G1 operating at 5.0 GW capacity
  - Fully ramped 2.1 GW G2 first phase
- G1_Dallas/G2_Austin (Ph. 1-2): $650 - $700 million based on:
  - G1 operating at 5.0 GW capacity
  - Fully ramped 5.0 GW G2 (Ph. 1 and 2)

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Capital Formation Update 11 Fourth quarter 2025 capital formation was transformational ▪ Raised $440MM of equity/equity linked capital in fourth quarter of 2025 ▪ Added significant new institutional investors across T1’s capital structure, underscoring the investment community’s support for T1’s story ▪ Stock price appreciation driving improved technical trading characteristics and significantly higher average daily trading liquidity Next phase of growth capital formation planned for April 2026 ▪ Additional capital required: $350MM remaining G2_Austin capex ▪ T1 has been advancing multiple options across the capital structure in public and private markets to fund Ph. 1 of G2_Austin ▪ Multiple term - sheets exchanged with potential institutional capital providers for Ph. 1 of G2_Austin ▪ Additional discussions with prospective strategic investors ongoing, but timing of potential funding likely to better align with G2_Austin Ph. 2 development ▪ Committed to optimizing T1’s capital structure to minimize complexity, cost, and dilution while prioritizing speed and a robust balance sheet Following Successful Q 4 2025 offerings, T 1 is moving forward with capital formation initiatives to fund the remaining G 2 _Austin Ph . 1 Capex Q4 and Full - Year 2025 Earnings Call

Q4 and Full-Year 2025 Earnings Call

Commitments to Domestic Solar Benefit T1


Harnessing the power of the Sun
TERAFAB

PHOTO CREDIT: TESLA, SPACEX, XAI MARCH 2026.

Elon Musk’s commitment to U.S. domestic solar and advanced manufacturing

- Elon Musk announced in early 2026 that his companies plan to build 100 GW of domestic solar capacity in the next several years
- The announcement represents one of the largest renewable energy commitments in history and a massive expansion of U.S. domestic solar
- Musk also recently announced plans to construct a $20 billion chip manufacturing Terafab in Austin
- Terafab could be start of a step change in electricity-intensive domestic development of chips and AI infrastructure
- Expanded solar + storage energy supports the onshoring of U.S. advanced manufacturing

“Rising tide” effect and benefits to T1

- Musk’s commitment underscores the importance of expanding the domestic solar market and is likely to generate a “rising tide” effect of demand
- Planned buildout validates the deployment scale the U.S. solar industry can and should achieve

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13 1. U.S. EIA, Preliminary Monthly Electric Generator Inventory, December 2025 Energy Security and Sovereignty ▪ T1 is building an end - to - end domestic polysilicon solar supply chain to support America with scalable, low - cost energy ▪ T1 is investing in a critical, integrated domestic energy supply chain and supporting the American polysilicon industry ▪ Solar energy frees up domestically produced natural gas molecules for export to our partners Energy Affordability ▪ Surging U.S. electricity demand requires maximization of U.S. domestic energy resources ▪ Solar + storage behind - the - meter solutions collocated at data centers can insulate consumers from demand pull ▪ Return of geopolitical risk premium to energy markets underscores importance of developing domestic supply chains U.S. AI Dominance ▪ Surging AI development and the power intensity of new compute require meaningful investments in power capacity ▪ AI needs power now: solar + storage is the fastest route to install power capacity at scale 1 ▪ Technology is no longer the governor on energy development; now it’s the other way around T1’s goal is to build a U.S. silicon - based solar supply chain advances key domestic objectives Q4 and Full - Year 2025 Earnings Call T1’s Alignment with American Priorities

Q4 and Full-Year 2025 Earnings Call

T1’s Strategic Priorities

Positioning T1 as the first vertically integrated American silicon-based advanced solar company

1 Fund and build T1’s integrated polysilicon solar supply chain

Fund and complete construction of G2_Austin

- Complete capital formation initiatives to achieve full financial close on G2_Austin Ph. 1
- Continue to advance G2_Austin Ph. 1. construction on schedule
- Begin production of high domestic content modules at G1_Dallas with U.S. polysilicon, wafers, steel frames and solar cells
- Raise capital required to begin construction of G2_Austin Ph. 2

2 Enhance T1’s profitability and capital structure

Build on successful ramp at G1_Dallas

- Drive efficiencies at G1_Dallas to achieve sustainable profitability
- Reduce unit costs of production through automation and software upgrades
- Optimize T1’s capital stack across key metrics including leverage, cost, complexity, and ownership as the business model matures

3 Establish T1 as a cash flow powerhouse

Deliver shareholder value

- Establish a leading presence in the underserved domestic solar cell market with G2_Austin
- Stack EBITDA and cash flow across expanding organic and inorganic opportunity sets
- Invest in high-margin opportunities to complement T1’s manufacturing business

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15 Q&A